UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 20, 2010

NIVS IntelliMedia Technology Group, Inc.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2010, Arthur B. Laffer resigned as a director of NIVS IntelliMedia Technology Group, Inc. (the “Company”) and as a member of the Audit Committee, Compensation Committee and Nominating Committee, effective immediately.  Dr. Laffer’s resignation was for personal reasons.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: September 27, 2010	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer